Exhibit 99.1

Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces First Quarter 2009 Financial Results

•	Q1 FY 2009 Net Revenues: $30.4 million

•	Q1 FY 2009 GAAP Net Loss: $3.9 million; $0.18 per share (diluted)

•	Q1 FY 2009 Non-GAAP Net Income: $6.7 million; $0.29 per share (diluted)

MOUNTAIN VIEW, Calif. – April 30, 2009 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors and high-speed integrated circuits, today announced financial results for its first quarter ended March 31, 2009.

Revenue for the first quarter of 2009 was $30.4 million compared with $30.9 million for the fourth quarter of 2008 and with $34.2 million for the first quarter of 2008.

First quarter 2009 net loss, determined in accordance with generally accepted accounting principles (GAAP), was $3.9 million or $0.18 per diluted share. By comparison, GAAP net income was $1.1 million or $0.05 per diluted share for the first quarter of 2008.  GAAP net loss included stock-based compensation expense, the amortization of intangible assets, a fair value inventory adjustment and establishment of a deferred tax asset valuation allowance.  Excluding these items, non-GAAP net income for the first quarter of 2009 was $6.7 million or $0.29 per diluted share, compared with $0.38 per diluted share for the first quarter of 2008.

In February 2009, the California 2009-2010 budget legislature was enacted into law, allowing companies to elect for income tax purposes to apply a single sale factor apportionment for years beginning after January 1, 2011.  Based on our anticipated election, we determined a need to establish a valuation allowance to certain deferred tax assets under GAAP, totaling $3.0 million (or $0.14 per GAAP diluted share).  This earnings charge has been excluded from our non-GAAP measures to enable investors to evaluate the core operating performance of the Company.

Acquisition of Certain Assets Associated with Integrated Device Technology Inc.’s Network Search Engine Products

Today, NetLogic Microsystems also announced in a separate press release that it has entered into a definitive agreement to acquire certain assets associated with Integrated Device Technology Inc.’s network search engine products for approximately $90 million, plus the cost of inventory on hand on the closing date.

Management Qualitative Comments

“Despite the challenging economic backdrop, we continue to see strong momentum with our advanced product portfolio, evidenced by a  record number of design wins for our physical layer and knowledge-based processor product families, including multiple design wins at six of our largest customers,” said Ron Jankov, president and CEO.  “We are excited to see our TAM continue to expand as our products are being designed into applications across the Internet, allowing us to grow our customer base beyond traditional enterprise networking to carrier-class applications. Also with the rapidly increasing levels of converged voice, video and data traffic necessitating the development of next-generation communications, we believe are in the early stages of a lengthy and positive product cycle.”

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

Recent Highlights

•
The company announced the third generation of its Layer 7 knowledge-based processor, the NLS2008, which is the industry’s first processor capable of performing Layer 7 content aware processing functions at 120-Gigabits per second.  The NLS2008 processor provides deterministic and ultra-low latency inspection performance for hundreds of thousands of rules making the NLS2008 ideally suited for implementing distributed Layer 7 functions on high-performance enterprise, data center and carrier-class switch and router line cards.

•
The company demonstrated its NLP10142 100GE physical layer solution at the OFC/NFOEC convention in San Diego as part of a complete end-to-end 100GE environment compliant with Draft 2.0 of the IEEE 802.3ba specifications.     The NLP10142 PHY solution features a ground breaking architecture and advanced circuit technologies to deliver the highest 100GE density, superior jitter performance and low power consumption.

•
NetLogic Microsystems and Radware announced jointly that Radware has selected NetLogic Microsystems’ NETL7™ Layer 7 knowledge-based processors for its new line of DefensePro network security solutions, which protect next-generation data centers against emerging network attacks.

•
The company reached volume production of its new NL7512 knowledge-based processor family, which is a complete redesign of its third-generation of knowledge-based processors in TSMC’s advanced, low-power 55nm process node.  This product family offers full backwards compatibility with significant improvements in performance, functionality and power consumption.

Conference Call

NetLogic Microsystems will hold its first quarter 2009 financial results conference call today at 2:00 p.m. Pacific time.  To listen to the call, dial (866)770-7051 ten minutes prior to the start of the call, using the passcode 42950428. International callers, dial (617) 213-8064. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 67111882. International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL - News), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high-performance knowledge-based processors and high-speed integrated circuits that accelerate the delivery of voice, video, data and multimedia content for advanced enterprise, datacenter, communications and mobile wireless networks. NetLogic Microsystems’ products include high-performance knowledge-based processors, application-aware content processors, 10-Gigabit Ethernet interconnects and network search engines that are being deployed by Tier 1 original equipment manufacturers (OEMs) in leading systems such as routers, switches, wireless infrastructure equipment, network security appliances, datacenter servers, network access equipment and network storage devices. NetLogic Microsystems' knowledge-based processors and content processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. NetLogic Microsystems’ products significantly enhance the performance and functionality of next-generation networks that are designed to deliver high-definition video delivery over the Internet (IPTV), media-rich content over advanced mobile wireless services, voice transmission over the Internet (VoIP) and network security applications. For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems, the NetLogic Microsystems logo and NETL7 are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended
	March 31, 2009	March 31, 2008
Revenue	$30,366	$34,180
Cost of revenue*	13,544	15,383
Gross profit	16,822	18,797
Operating expenses:
Research and development*	12,198	12,206
Selling, general and administrative*	6,814	6,464
Total operating expenses	19,012	18,670
Income (loss) from operations	(2,190)	127
Interest and other income, net	173	487
Income (loss) before income taxes	(2,017)	614
Provision for (benefit from) income taxes	1,900	(513)
Net income (loss)	$(3,917)	$1,127
Net income (loss) per share - Basic	$(0.18)	$0.05
Net income(loss) per share - Diluted	$(0.18)	$0.05
Shares used in calculation - Basic	21,838	21,239
Shares used in calculation - Diluted	21,838	22,064

*	Includes the following amounts of stock-based compensation (in thousands):

	Three months ended
	March 31, 2009	March 31, 2008
Cost of revenue	$175	$280
Research and development	2,151	2,018
Selling, general and administrative	1,974	1,403
Total	$4,300	$3,701

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, fair value adjustments of acquired inventory, deferred tax asset valuation allowance, and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We excluded stock-based compensation expense which is non-cash in nature and is difficult to predict as its valuation is affected by market forces that are not within the control of management. We also exclude amortization of intangibles, deferred tax asset valuation allowance, and fair value adjustments related to acquired inventory, as they are considered non-cash in nature and unrelated to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated April 30, 2009 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2009	March 31, 2008
GAAP net income (loss)	$(3,917)	$1,127
Reconciling items:
Stock-based compensation	4,300	3,701
Amortization of intangible assets	3,325	3,325
Fair value adjustment related to the acquired inventory	-	520
Establishment of deferred tax asset valuation allowance	2,988	-
Non-GAAP net income	$6,696	$8,673

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended
	March 31, 2009	March 31, 2008
GAAP net income (loss) per share - Diluted	$(0.18)	$0.05
Reconciling items:
Stock-based compensation	0.18	0.16
Amortization of intangible assets	0.14	0.15
Fair value adjustment related to the acquired inventory	-	0.02
Establishment of deferred tax asset valuation allowance	0.13	-
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	0.02	-
Non-GAAP net income per share - Diluted	$0.29	$0.38

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended
	March 31, 2009	March 31, 2008
Shares used in calculation - Diluted (GAAP)	21,838	22,064
The effect of removing stock-based compensation expense under FAS 123(R) for Non-GAAP presentation purpose	925	632
The effect of dilutive potential common shares due to reporting non-GAAP net income	676	-
Shares used in calculation - Diluted (Non-GAAP)	23,439	22,696

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended
	March 31, 2009		March 31, 2008
Total GAAP gross margin	$16,822	55.4%	$18,797	55.0%
Reconciling items:
Stock-based compensation	175	0.6%	280	0.8%
Amortization of intangible assets	2,980	9.8%	2,980	8.7%
Fair value adjustment related to acquired inventory	-	0.0%	520	1.5%
Total Non-GAAP gross margin	$19,977	65.8%	$22,577	66.1%

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NetLogic Microsystems, Inc. Announces First Quarter 2009 Results
April 30, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	March 31, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$69,134	$83,474
Short-term investments	19,742	13,067
Accounts receivables, net	8,283	8,382
Inventories	10,900	13,707
Deferred income taxes	2,908	3,217
Prepaid expenses and other current assets	3,889	1,937
Total current assets	114,856	123,784
Property and equipment, net	4,826	5,513
Goodwill	68,712	68,712
Intangible asset, net	36,213	39,538
Other assets	5,197	8,224
Total assets	$229,804	$245,771
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$8,297	$7,618
Accrued liabilities	10,141	25,920
Deferred margin	625	1,638
Software licenses and other obligations, current	774	755
Total current liabilities	19,837	35,931
Software licenses and other obligations, long-term	41	464
Other liabilities	9,433	9,109
Total liabilities	29,311	45,504
Stockholders' equity
Preferred stock	-	-
Common stock	219	219
Additional paid-in capital	280,161	276,042
Accumulated other comprehensive income (loss)	11	(13)
Accumulated deficit	(79,898)	(75,981)
Total stockholders' equity	200,493	200,267
Total liabilities and stockholders' equity	$229,804	$245,771

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.